                                                                     Exhibit 1.1
                                   15,000,000

                         LIONS GATE ENTERTAINMENT CORP.

                                  COMMON SHARES

                             UNDERWRITING AGREEMENT

                                                           _______________, 2003

SG COWEN SECURITIES CORPORATION
   As Representative of the several Underwriters
c/o SG Cowen Securities Corporation
1221 Avenue of the Americas
New York, New York  10020

Dear Sirs:

1. INTRODUCTORY. Lions Gate Entertainment Corp., a British Columbia corporation (the "Company") proposes to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the "Underwriters," or, each, an "Underwriter"), an aggregate of 15,000,000 common shares, no par value (the "Common Shares") of the Company. The aggregate of 15,000,000 Common Shares so proposed to be sold is hereinafter referred to as the "Firm Shares". The Company and the Selling Shareholder listed in Schedule B hereto (the "Selling Shareholder") also propose to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional 2,250,000 Common Shares (the "Optional Shares"). The Firm Shares and the Optional Shares are hereinafter collectively referred to as the "Shares". SG Cowen Securities Corporation ("SG Cowen") is acting as representative of the several Underwriters and in such capacity is hereinafter referred to as the "Representative."

2. (I) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters that:

         (a) The Company meets the requirements under the Securities Act
         (British Columbia) (the "BCSA") and the rules, regulations and published policy statements applicable in the Province of British Columbia, including the rules and procedures established for use of a short form prospectus with respect to the Shares pursuant to National Instrument 44-101-Short Form Prospectus Distributions (collectively, "British Columbia Securities Laws"); a preliminary short form prospectus relating to the distribution of the Shares in the United States has been filed with the British Columbia Securities Commission in the Province of British Columbia (the "BCSC") (the "Canadian Preliminary Prospectus"); the BCSC has issued a preliminary receipt for the Canadian Preliminary Prospectus; a final short form prospectus relating to the distribution of the Shares in the United States has been filed with the BCSC for which a final receipt has been received from the BCSC, (the "Canadian Prospectus"); the Canadian Preliminary Prospectus and the Canadian Prospectus for which a preliminary receipt and a final receipt were issued by the BCSC, respectively, were each in the form heretofore delivered to you and for each of the other Underwriters (including all documents incorporated by reference in the prospectus contained therein) and no other document with respect to such Preliminary Canadian Prospectus or Canadian Prospectus or document incorporated by reference therein has heretofore been filed or transmitted for filing with the BCSC; no order having the effect of ceasing or suspending the
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                                                                               2

         distribution of the Shares has been issued by the BCSC and no proceeding for that purpose has been initiated or, to the best of the Company's knowledge, threatened by the BCSC.

         (b) A registration statement on Form S-2 (File No. 333-104836) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement") filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the Commission thereunder, which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the best of the Company's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations, is hereinafter called a "Preliminary Prospectus" and together with the Canadian Preliminary Prospectus, the "Preliminary Prospectuses"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statements"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the "Prospectus" and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the Securities Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be. No document has been or will be prepared or distributed in reliance on Rule 434 under the Securities Act. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission.

         (c) The Registration Statement conforms (and the Rule 462(b) Registration Statement, if any, the Prospectus and any amendments or supplements to either of the Registration Statements or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statements and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing representations and warranties shall not apply to information contained in or omitted from the Registration Statements or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters' Information (as defined in
         Section 16).
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                                                                               3

         (d) No order preventing or suspending the use of the Canadian Preliminary Prospectus has been issued by the BCSC, and the Canadian Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the British Columbia Securities Laws, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters' Information (as defined in Section 16).

         (e) The documents incorporated by reference in the Canadian Prospectus and the Prospectus (referred to collectively, as the "Prospectuses"), when they were filed with the BCSC and the Commission, as the case may be, conformed in all material respects to the requirements of the British Columbia Securities Laws, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, as the case may be, and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (f) The Company and each of its subsidiaries (as defined in Section
          14) have been duly incorporated (or, with respect to subsidiaries that are not corporations, duly organized) and are validly existing as corporations (or as such other entities, as applicable) in good standing under the laws of their respective jurisdictions of incorporation (or organization, as applicable), are duly qualified to do business and are in good standing as foreign corporations (or other foreign entities, as applicable) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not reasonably be expected to have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations or business of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). With regard to Lions Gate Television Corp. ("LGTC"):

                  (i) A trust (the "Trust") is, and since June 1999 has been, the sole registered shareholder of LGTC;

                  (ii) The Trust is, and since 1999 has been, a duly formed and validly existing trust under the laws of the Province of British Columbia;

                  (iii) Frank Giustra, is, and since 1999 has been, the sole trustee (the "Trustee") of the Trust;

                  (iv) The Company, LGTC and the Company's subsidiaries are, and since 1999, have been, the sole beneficiaries (the "Beneficiaries") of the Trust; and

                  (v) Pursuant to the terms of the Trust, all economic benefit flowing from the ownership of the shares of LGTC is to be held by the Trustee for and on behalf of the Beneficiaries.

         (g) This Agreement has been duly authorized, executed and delivered by the Company.
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                                                                               4

         (h) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein (including, if applicable, pursuant to The Depository Trust Company's standard procedures that include the electronic delivery of share capital), will be duly and validly issued, fully paid and non-assessable and free of any preemptive or similar rights and will conform to the description thereof contained in the Prospectuses.

         (i) The Company has an authorized capitalization as set forth in the Prospectuses, and all of the issued shares of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectuses.

         (j) All the outstanding shares or other equity interests of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and, except to the extent set forth in the Prospectuses with respect to LGTC, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party (except for pledges of shares or other equity interests of certain subsidiaries pursuant to the Credit, Security, Guaranty and Pledge Agreement by and among the Company, the subsidiaries referred to therein, and the lenders referred to therein, dated as of September 25, 2000, as amended to date).

         (k) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or other organizational documents, as applicable) of the Company or any of its subsidiaries or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, other than, in the case of each of clauses (i) and (iii), any such conflict, breach, violation or default that would not, singularly or in the aggregate, have a Material Adverse Effect.

         (l) Except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, applicable state securities laws in the United States, and the British Columbia Securities Laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

         (m) Each of Ernst & Young LLP and PricewaterhouseCoopers LLP, who have expressed their opinions on the audited financial statements and related schedules included or incorporated by reference in the Registration Statements and the Prospectuses, are independent public accountants as required by the Securities Act and the Rules and Regulations.

         (n) The consolidated financial statements, together with the related notes and schedules, included or incorporated by reference in the Prospectuses and in each Registration Statement fairly present the financial condition, results of operations and cash flows of the
         Company and its consolidated subsidiaries and other consolidated entities at the respective dates or for the
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                                                                               5

         respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis, except as may be set forth in the Prospectuses, and comply as to form with all applicable accounting requirements of the Securities Act and the Rules and Regulations and the British Columbia Securities Laws, as the case may be. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations, or the British Columbia Securities Laws, as the case may be, to be included in the Prospectuses.

         (o) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectuses, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus; and, since such date, there has not been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any material adverse change or, to the Company's knowledge, any development involving a prospective material adverse change, in or affecting the business, general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth in the Prospectuses.

         (p) Except as set forth in the Prospectuses, there is no legal or governmental proceeding pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and to the best of the Company's knowledge, no such proceedings have been threatened by governmental authorities or others.

         (q) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws (or other organizational documents, as applicable), (ii) is in default in any respect, and no event has occurred which, with the giving of notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject except, in the case of each of clauses (ii) and (iii), any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

         (r) The Company and each of its subsidiaries possess all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state, provincial or foreign regulatory agencies or bodies which are necessary for the ownership of their respective properties or the conduct of their respective businesses as described in the Prospectuses except where any failures to possess or make the same, singularly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and the Company has not received notification of any revocation or modification of any such license, authorization or permit and has no reason to believe that any such license, certificate, authorization or permit will not be renewed except where such non-renewal, singularly or in the aggregate, would not have a Material Adverse Effect.

         (s) Neither the Company nor any of its subsidiaries is or, after giving effect to the offering of the Shares and the application of the proceeds thereof as described in the Prospectuses will
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                                                                               6

         become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended and the rules and regulations of the Commission thereunder.

         (t) Neither the Company nor, to the Company's knowledge, any of its officers, directors or affiliates has taken, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

         (u) The Company and its subsidiaries own or possess the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights (including all rights to market, sell, distribute, exhibit, commercially exploit and otherwise use all material film and television titles) material to the conduct of their respective businesses, singularly and in the aggregate, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of its subsidiaries with respect to the foregoing, except any such claim or challenge that would not have a Material Adverse Effect. The business of the Company and its subsidiaries as now conducted and as proposed to be conducted does not and will not infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person, except as would not have a Material Adverse Effect. No claim has been made against the Company or any of its subsidiaries alleging the infringement by the Company or any of its subsidiaries of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person, except as would not have a Material Adverse Effect.

         (v) The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property, whether tangible or intangible, which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects that would reasonably be expected to have a Material Adverse Effect.

         (w) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is imminent which would reasonably be expected to have a Material Adverse Effect. Except as set forth in the section in the Prospectus entitled "Risk Factors -- The loss of key personnel could adversely affect our business", the Company is not aware that any key employee of the Company plans to terminate employment with the Company.

         (x) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or
         Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which would reasonably be expected to have a Material Adverse Effect; each employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur any material liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; and each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under
         Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.
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                                                                               7

         (y) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its subsidiaries (or, to the best of the Company's knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or may be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries have knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

         (z) Each of the Company and each of its Significant Subsidiaries (as defined below) and LGTC (i) has filed all necessary federal, state, provincial and foreign income and franchise tax returns, (ii) has paid all material federal, state, provincial, local and foreign taxes due and payable for which it is liable, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of the Company's knowledge, proposed against it which such deficiency or claim could reasonably be expected to have a Material Adverse Effect. Each of the Company's subsidiaries (other than the Significant Subsidiaries and LGTC) (A) has filed all necessary federal, state, provincial and foreign income and franchise tax returns, (B) has paid all material federal state, provincial, local and foreign taxes due and payable for which it is liable, and (C) does not have any tax deficiency or claims outstanding or assessed or, to the best of the Company's knowledge, proposed against it which, in the case of any of (A), (B) or (C), could reasonably be expected to have a Material Adverse Effect.

         (aa) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is customary for companies engaged in similar businesses in similar industries.

         (bb) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with Canadian generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (cc) The minute books of the Company, each of the Principal U.S. Subsidiaries and Principal Canadian Subsidiaries and LGTC have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain a complete summary in all material respects of all meetings and actions of the board of directors (including each board committee) and shareholders of the Company and each of such subsidiaries since the time of its respective incorporation through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes. For purposes of this Agreement, the "Principal U.S. Subsidiaries" are Lions Gate Entertainment Inc., Lions Gate Films Inc., Lions Gate Television

         Inc., and LG Pictures Inc., and the "Principal Canadian Subsidiaries" are Lions Gate Films Corp. and 408376 BC Ltd.

         (dd) There is no franchise, lease, contract, agreement or document required by British Columbia Securities Laws, the Securities Act or by the Rules and Regulations to be described in the Prospectuses or to be filed as an exhibit to the Registration Statements which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statements are accurate and complete descriptions of such documents in all material respects. No such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto except as would not, singularly or in the aggregate, have a Material Adverse Effect, and the Company has not received notice and has no other knowledge of any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

         (ee) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectuses and which is not so described.

         (ff) No person or entity has the right to require registration of any shares or other securities of the Company because of the filing or effectiveness of the Registration Statements or otherwise, except for persons and entities who have expressly waived such right (including, if applicable, the right to timely and proper notice) or who have been given timely and proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

         (gg) Neither the Company nor any of its subsidiaries owns any "margin securities" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Shares will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Shares to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Federal Reserve Board.

         (hh) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person or entity that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Shares.

         (ii) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectuses has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

         (jj) The Shares have been approved for listing subject to notice of issuance on the American Stock Exchange (which exchange is the primary exchange market for the Company's common shares) and on the Toronto Stock Exchange.

         (kk) The Company is in compliance with all applicable corporate governance requirements set forth in the American Stock Exchange (AMEX)
         - AMEX Company Guide.

         (ll) The Company is in compliance with all applicable requirements of the Toronto Stock Exchange, including corporate governance requirements.

         (mm) The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the "Sarbanes-Oxley Act") that are currently in effect.

         (II) REPRESENTATIONS AND WARRANTIES AND AGREEMENTS OF THE SELLING SHAREHOLDER. The Selling Shareholder represents and warrants to, and agrees with, the several Underwriters that the Selling Shareholder:

         (a) Has, and immediately prior to each Closing Date (as defined in Section 3 hereof) the Selling Shareholder will have, good and valid title to the Shares to be sold by the Selling Shareholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims (other than any liens imposed by the Underwriters), will pass to the several Underwriters.

         (b) Has duly and irrevocably executed and delivered a custody agreement, in substantially the form heretofore delivered by the Representative (the "Custody Agreement"), with the Company as custodian (the "Custodian"), pursuant to which certificates in negotiable form for the Shares to be sold by the Selling Shareholder hereunder have been placed in custody for delivery under this Agreement, and pursuant to which the Custodian has the authority to act on behalf of the Selling Shareholder in connection with the delivery of the Shares under this Agreement.

         (c) Has full right, power and authority to enter into this Agreement and the Custody Agreement; the execution, delivery and performance of this Agreement and the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Custody Agreement by such Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby.

         (d) The Registration Statements do not, and the Prospectus and any further amendments or supplements to the Registration Statements or the Prospectus will not, as of the applicable effective date (as to the Registration Statements and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence applies only to information concerning the Selling Shareholder in his capacity as such, to the extent that any information contained in or omitted from the Registration Statements or

         Prospectus was in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder specifically for inclusion therein.

         (e) To the Selling Shareholder's knowledge, the Registration Statements do not, and the Prospectus and any further amendments or supplements to the Registration Statements or the Prospectus will not, as of the applicable effective date (as to the Registration Statements and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing representations and warranties shall not apply to information contained in or omitted from the Registration Statements or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters' Information (as defined in Section 16); and provided further, that the foregoing representations and warranties shall not apply to any information described in Section 2(II)(d).

         (f) To the Selling Shareholder's knowledge, the documents incorporated by reference in the Prospectus, when it was filed with the Commission, did not contain any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

3. PURCHASE SALE AND DELIVERY OF OFFERED SHARES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company that number of Firm Shares (rounded up or down, as determined by SG Cowen in its discretion, in order to avoid fractions) obtained by multiplying [ ] Firm Shares by a fraction the numerator of which is the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the total number of Firm Shares.

   The purchase price per share to be paid by the Underwriters to the Company for the Shares will be $_____ per share (the "Purchase Price").

The Company will deliver the Firm Shares to the Representative for the respective accounts of the several Underwriters in either (i) the form of definitive certificates, issued in such names and in such denominations (and including such legends as may be required pursuant to British Columbia Securities Laws for those certificates representing any Shares sold in Canada) as the Representative may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second full business day preceding the First Closing Date (as defined below) or (ii) in accordance with The Depository Trust Company's standard procedures that include the electronic delivery of share capital, against payment of the aggregate Purchase Price therefor by wire transfer to an account at a bank acceptable to SG Cowen, payable to the order of the Company, all at the offices of SG Cowen, 1221 Avenue of the Americas, New York, New York 10020. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The time and date of the delivery and closing shall be at 10:00 A.M., New York time, on _________________, 2003, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the "First Closing Date". The First Closing Date and the location of delivery of, and the form of payment for, the Firm Shares may be varied by agreement between the Company and SG Cowen.

         If physical certificates are used, the Company shall make the certificates for the Shares available to the Representative for examination on behalf of the Underwriters in New York, New York at least twenty-four hours prior to the First Closing Date. If electronic delivery is used in accordance with The Depository Trust Company's standard procedures, the Company shall make the certificates to be deposited in the name of The Depository Trust Company's nominee, Cede & Co., available to the Representative for examination on behalf of the Underwriters in New York, New York at least twenty-four hours prior to the First Closing Date.

         For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectuses, the Underwriters may purchase all or less than all of the Optional Shares. The price per share to be paid for the Optional Shares shall be the Purchase Price. The Company and the Selling Shareholder agree, severally and not jointly, to sell to the Underwriters the number of Optional Shares specified in the written notice by SG Cowen described below and the Underwriters agree, severally and not jointly, to purchase such Optional Shares. The Company and the Selling Shareholder agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Shares obtained by multiplying the number of Optional Shares specified in such notice by a fraction the numerator of which is 1,250,000 shares in the case of the Company and 1,000,000 shares in the case of the Selling Shareholder and the denominator of which is the total number of Optional Shares (subject to adjustment by SG Cowen to eliminate fractions). Such Optional Shares shall be purchased from the Company and the Selling Shareholder for the account of each Underwriter in the same proportion as the number of Firm Shares set forth opposite such Underwriter's name bears to the total number of Firm Shares (subject to adjustment by SG Cowen to eliminate fractions). The option granted hereby may be exercised as to all or any part of the Optional Shares at any time, and from time to time, not more than thirty (30) days subsequent to the date of this Agreement. No Optional Shares shall be sold and delivered unless the Firm Shares previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Shares or any portion thereof may be surrendered and terminated at any time upon notice by SG Cowen to the Company and the Selling Shareholder.

         The option granted hereby may be exercised by written notice being given to the Company and the Selling Shareholder by SG Cowen setting forth the number of the Optional Shares to be purchased by the Underwriters and the date and time for delivery of and payment for the Optional Shares. Each date and time for delivery of and payment for the Optional Shares (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than five (5) business days after written notice is given. (The Option Closing Date and the First Closing Date are herein together called the "Closing Dates".)

         The Company and the Selling Shareholder will deliver the Optional Shares to the Underwriters either (i) in the form of definitive certificates, issued in such names and in such denominations as the Representative may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York time, on the second full business day preceding the Option Closing Date or (ii) in accordance with The Depository Trust Company's standard procedures that include the electronic delivery of share capital, against payment of the aggregate Purchase Price therefor in federal (same day) funds by certified or official bank check or checks or wire transfer to an account at a bank acceptable to SG Cowen payable to the order of the Company for its own account and as Custodian for the Selling Shareholder all at the offices of SG Cowen, 1221 Avenue of the Americas, New York, New York 10020. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The Company and the Selling Shareholder shall make the certificates for the Optional Shares available to the Representative for examination on behalf of the Underwriters in New York, New York not later than 10:00 A.M., New York Time, on the business day preceding the Option Closing Date. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional Shares may be varied by agreement among the Company, the Selling Shareholder, and SG Cowen.

         The several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectuses.

4. (I) FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that:

         (a) The Company will prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representative and file such Rule 462(b) Registration Statement with the Commission on the date hereof; prepare the Prospectus in a form approved by the Representative and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the second business day following the execution and delivery of this Agreement; make no further amendment or any supplement to the Registration Statements or to the Prospectuses to which the Representative shall reasonably object by notice to the Company after a reasonable period to review; advise the Representative, promptly after it receives notice thereof, of the time when any amendment to either Registration Statement has been filed or becomes effective or any supplement to the Prospectuses or any amended Prospectuses have been filed and to furnish the Representative with copies thereof; advise the Representative, promptly after it receives notice thereof, of the issuance by the BCSC or the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectuses or the Prospectuses, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the BCSC or the Commission, as the case may be, for the amending or supplementing of the Registration Statements or the Prospectuses or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any of the Preliminary Prospectuses or the Prospectuses or suspending any such qualification, use promptly its best efforts to obtain its withdrawal.

         (b) If at any time prior to the expiration of nine months after the effective date of the Initial Registration Statement when a prospectus relating to the Shares is required to be delivered any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Representative thereof and upon their request will prepare an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance. The Company will furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of such amended or supplemented Prospectus; and in case any Underwriter is required to deliver a prospectus relating to the Shares nine months or more after the effective date of the Initial Registration Statement, the Company upon the request of the Representative and at the expense of such Underwriter will prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of
         Section 10(a)(3) of the Securities Act.

         (c) To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of each of the Registration Statements as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

         (d) To deliver promptly to the Representative in New York City such number of the following documents as the Representative shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits); (ii) each of the Preliminary Prospectuses; (iii) the Prospectuses

         (not later than 10:00 A.M., New York time, of the business day following the execution and delivery of this Agreement) and any amended or supplemented Prospectuses (not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement); and (iv) any document incorporated by reference in the Prospectuses (excluding exhibits thereto).

         (e) To make generally available to its shareholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

         (f) The Company will promptly take from time to time such actions as the Representative may reasonably request to qualify the Shares for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may designate and to continue such qualifications in effect for so long as required for the distribution of the Shares; provided that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations (or other foreign entities) in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

         (g) During the period of three years from the date hereof, the Company will deliver to the Representative (i) as soon as they are available, copies of all reports or other communications furnished to shareholders and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission pursuant to the Exchange Act, filed in Canada through the System for Electronic Document Analysis and Retrieval (SEDAR), or any national securities exchange or automatic quotation system on which the Shares are listed or quoted.

         (h) The Company will not directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares for a period of 180 days from the date of the Prospectus without the prior written consent of SG Cowen other than the Company's sale of the Shares hereunder and the issuance of shares pursuant to employee benefit plans, qualified option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights. The Company will cause each officer, director and shareholder listed in Schedule C to furnish to the Representative, prior to the First Closing Date, a letter, substantially in the form of Exhibit I hereto, pursuant to which each such person shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares for a period of 180 days from the date of the Prospectuses, without the prior written consent of SG Cowen.

         (i) The Company will supply the Representative with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Securities Act, or the BCSC in connection with the filing of the Canadian Prospectus.

         (j) Prior to each of the Closing Dates the Company will furnish to the Representative, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectuses.

         (k) Prior to each of the Closing Dates, except for routine communications in the ordinary course of business and consistent with the past practices of the Company, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects, without the prior written consent of the Representative, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law or by an applicable stock exchange.

         (l) In connection with the offering of the Shares, until SG Cowen shall have notified the Company of the completion of the resale of the Shares, the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Shares, or attempt to induce any person to purchase any Shares; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Shares.

         (m) The Company shall comply with all applicable provisions of the Sarbanes-Oxley Act at all times after the effectiveness of such provisions.

         (n) The Company will apply the net proceeds from the sale of the Shares as set forth in the Prospectuses under the heading "Use of Proceeds".

         (o) The Company will use its best efforts to ensure that the Company's common shares remain listed on the Toronto Stock Exchange and the American Stock Exchange.

         (II) FURTHER AGREEMENTS OF THE SELLING SHAREHOLDER. The Selling Shareholder agrees with the several Underwriters that:

         (a) The Selling Shareholder will furnish to the Representative, prior to the First Closing Date, a letter, substantially in the form previously agreed by the Selling Shareholder and the Representative, pursuant to which the Selling Shareholder shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares other than the sale of the Shares hereunder for a period of 180 days from the date of the Prospectus, without the prior written consent of SG Cowen.

         (b) The Shares represented by the certificates held in custody under the Custody Agreement are for the benefit of and coupled with and subject to the interests of the Underwriters, and that the arrangement for such custody and the appointment of the Custodian as the Selling Shareholder's attorney-in-fact are irrevocable; that the obligations of the Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity, liquidation or distribution of the Selling Shareholder, or any other event, that if the Selling Shareholder should die or become incapacitated or is liquidated or dissolved or any other event occurs, before the delivery of the Shares hereunder, certificates for the Shares to be sold by the Selling Shareholder shall be delivered on behalf of the Selling Shareholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and action taken by the Custodian under the Custody Agreement shall be as valid as if such death, incapacity, liquidation or dissolution or other event had not occurred, whether or not the Custodian shall have notice of such death, incapacity, liquidation or dissolution or other event.

         (c) The Selling Shareholder will deliver to SG Cowen on or prior to the Option Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person) or such other applicable form or statement specified by Treasury Department regulations in lieu thereof.

5. PAYMENT OF EXPENSES. The Company agrees with the Underwriter to pay: (a) the costs incident to the authorization, issuance, sale, preparation and delivery (including electronic delivery) of the Shares and any taxes payable in that connection; (b) the costs incident to the Registration of the Shares under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, Preliminary Prospectuses, Prospectuses, any amendments and exhibits thereto or any document incorporated by reference therein, the costs of printing, reproducing and distributing, the "Agreement Among Underwriters" between the Representative and the Underwriters, the Master Selected Dealers' Agreement, the Underwriters' Questionnaire and this Agreement by mail, telex or other means of communications and the costs of preparing, printing, reproducing and distributing the additional Canadian supplement prepared in connection with the offering of the Shares in Canada on a private placement basis; (d) the fees and expenses (including related fees and expenses of counsel for the Underwriters) incurred in connection with filings made with the National Association of Securities Dealers, Inc.; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in
Section 4(f) and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including related fees and expenses of counsel to the Underwriters); (g) all fees and expenses of the registrar and transfer agent of the Shares; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company's counsel and the Company's independent accountants); provided that, except as otherwise provided in this
Section 5 and in Section 10, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters.

6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and on each of the Closing Dates, of the representations and warranties of the Company and (solely with respect to the Option Closing Date) the Selling Shareholder contained herein, to the accuracy of the statements of the Company and (solely with respect to the Option Closing Date) the Selling Shareholder made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their obligations hereunder, and to each of the following additional terms and conditions:

         (a) No stop order suspending the effectiveness of either the Registration Statements or the Canadian Prospectus shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission or the BCSC, and any request for additional information on the part of the Commission or the BCSC (to be included in the Registration Statements or the Prospectuses or otherwise) shall have been complied with to the reasonable satisfaction of the Representative. The Rule 462(b) Registration Statement, if any, and the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a), and a final short form prospectus relating to the distribution of the Shares in the United States shall have been timely filed with the BCSC for which a final receipt shall have been received from the BCSC.

         (b) None of the Underwriters shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or any of the Prospectuses or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Custody Agreement, the Shares, the Registration Statement and the Prospectuses and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Shareholder shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) O'Melveny & Myers LLP (the Company's United States counsel) shall have furnished to the Representatives such counsel's written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                  (i) Lions Gate Entertainment Inc., Lions Gate Films Inc., Lions Gate Television Inc. and LG Pictures Inc. (the "Principal U.S. Subsidiaries") have each been duly incorporated and each is a corporation validly existing under the laws of the State of Delaware, with corporate power to own its properties and assets and to carry on its business as described in the Prospectus.

                  (ii) Based solely on a review of good standing certificates, each of Lions Gate Entertainment Inc., Lions Gate Films Inc and Lions Gate Television Inc. are qualified as foreign corporations to do business in the State of California, and are in good standing in the State of California. Lions Gate Films Inc. is qualified as a foreign corporation to do business in the State of New York, and is in good standing in the State of New York.

                  (iii) The outstanding shares of capital stock of each Principal U.S. Subsidiary have been duly authorized by all necessary corporate action on the part of such corporation, are validly issued, fully paid and nonassessable. Based solely on a review of records certified to such counsel as the charter documents of the Principal U.S. Subsidiaries and their respective corporate minute books, to the best of such counsel's knowledge, the shares of capital stock are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except under the Credit, Security, Guaranty and Pledge Agreement by and among the Company, the subsidiaries referred to therein, and the lenders referred to therein, dated as of September 25, 2000, as amended to date (as described in the Prospectus).

                  (iv) The execution and delivery by the Principal U.S. Subsidiaries of the Agreement do not, and the Principal U.S. Subsidiaries' performance of their obligations under the Agreement will not, (x) violate the Principal U.S. Subsidiaries' Certificates of Incorporation or Bylaws, (y) violate, breach, or result in a default under, any existing obligation of or restriction on the Principal U.S. Subsidiaries under any other agreement identified in Exhibit A to the opinion, which Exhibit A shall list all agreements listed in Item 16 of the Registration Statements and which are governed by California, New York or U.S. federal law (the "Other Agreements"), or
                           (z) breach or otherwise violate any existing obligation of or restriction on the Principal U.S. Subsidiaries under any order, judgment or decree of any California, New York or U.S. federal court or governmental authority binding on the Principal U.S. Subsidiaries identified in the Company Certificate. We express no opinion as to the effect of the Principal U.S. Subsidiaries' performance of their obligations in the Agreement on the Principal U.S. Subsidiaries' compliance with financial covenants in the Other Agreements.

                  (v) The execution and delivery by the Principal U.S. Subsidiaries of the Agreement do not, and the Principal U.S. Subsidiaries' performance of their obligations under the Agreement will not, violate the current Delaware General Corporation Law or any current California, New York or U.S. federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Agreement.

                  (vi) No order, consent, permit or approval of, or filing or registration with, any California, New York or U.S. federal governmental authority is required on the part of the Company for the execution and delivery of the Agreement or for the issuance and sale of the Shares, except such as have been obtained under the Securities Act and such as may be required under applicable Blue Sky or state securities laws.

                  (vii) The statements in the Prospectus under the caption "Taxation," insofar as they summarize provisions of U.S. federal law, fairly present the information required by Form S-2 and fairly summarize the matters described therein in all material respects.

                  (viii) There are no actions, suits or proceedings pending or threatened against the Company or any of its subsidiaries, with respect to which such counsel has given substantive attention on behalf of the Company or any of its subsidiaries.

                  (ix) The Registration Statement has been declared effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or threatened by the Commission.

                  (x) The Registration Statement, and each amendment thereto, and the 462(b) Registration Statement, on their respective filing dates, appeared on its face to comply in all material respects with the requirements as to form for registration statements on Form S-2 under the Securities Act and the related rules and regulations in effect at the date of filing, except that we express no opinion concerning the financial statements and other financial information contained or incorporated by reference therein.

                  (xi) The documents incorporated by reference in the prospectus contained in the Registration Statements (the "Incorporated Documents"), on the respective dates they were filed, appeared on their face to comply in all material respects with the requirements as to form for reports on Form 10-K, Form 10-Q and Form 8-K, as the case may be, under the Securities Exchange Act of 1934, as amended, and the related rules and regulations in effect at the respective dates of their filing, except that we express no opinion concerning the financial statements and other financial information contained or incorporated by reference therein.

                  (xii) The Company is not an investment company required to register under the Investment Company Act of 1940, as amended.

                  O'Melveny & Myers LLP shall also have furnished to the Representative a written statement, addressed to the Representative and dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that: (x) O'Melveny & Myers LLP has acted as counsel to the Company in connection with the preparation of the Registration Statements; (y) such counsel has participated in conferences in connection with the preparation of the Registration Statements and the Prospectuses, and has also reviewed such documents and the Incorporated Documents but has not independently verified the accuracy, completeness or fairness of the statements contained or incorporated in those documents, and although such counsel is unable to assume, and does not assume, any responsibility for such accuracy, completeness or fairness (except as otherwise specifically stated in paragraph (vii) above), on the basis of such participation and review, such counsel does not believe that the Registration Statements, as of the effective date of the applicable Registration Statements, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and does not believe that the Prospectuses, on the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (z) such counsel expresses no opinion or belief as to any document filed by the Company under the Securities Exchange Act of 1934, as amended, whether before or after the effective date of the applicable Registration Statements, except to the extent that any such document is an Incorporated Document read together with the Registration Statements or the Prospectuses and considered as a whole and as specifically stated in paragraph (xi) above, nor does such counsel express any opinion or belief as to the financial statements and other financial information contained or incorporated by reference in the Registration Statements, the Prospectuses or the Incorporated Documents.

         (e) Heenan Blaikie LLP (the Company's Canadian counsel) shall have furnished to the Representative such counsel's written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

                  (i) The Company, LGTC and each of the Principal Canadian Subsidiaries have been duly incorporated and are validly existing in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not have, singularly or in the aggregate, a Material Adverse Effect.

                  (ii) The Company has an authorized capitalization as set forth in the Prospectuses, and all of the outstanding shares of the Company, including the Shares being delivered on the Closing Date, have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectuses.

                  (iii) All the outstanding shares of LGTC and each Principal Canadian Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, except to the extent set forth in the Prospectuses, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

                  (iv) The Company is a reporting issuer or the equivalent in each of the provinces of British Columbia, Alberta, Manitoba, Ontario and Quebec and is not on the list of defaulting issuers maintained by any securities regulatory authorities in any such jurisdiction; and the Company is a "qualifying issuer" as such term is defined in Multilateral Instrument 45-102 - Resale of Securities.

                  (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no Canadian federal or provincial legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and, to the best of such counsel's knowledge, no such proceedings have been threatened by governmental authorities or others.

                  (vi) To the best of such counsel's knowledge, none of the Company, LGTC or any of the Principal Canadian Subsidiaries (a) is in violation of its charter or by-laws, (b) is in default, and no event has occurred, which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or
                           (c) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in the case of clauses (b) and (c), for those defaults, violations or failures which, either singularly or in the aggregate, would not have a Material Adverse Effect.

                  (vii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Shares pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel.

                  (viii) There are no restrictions of the corporate power and capacity of the Company to enter into this Agreement or to carry out its obligations under this Agreement; and this Agreement has been duly authorized, and executed and delivered by the Company.

                  (ix) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company, LGTC and the Principal Canadian Subsidiaries will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any of the Other Agreements, nor will such actions result in any violation of the charter or by-laws of the Company or the charter or by-laws of LGTC or any of the Principal Canadian Subsidiaries or any statute or any order, rule or regulation of any Canadian federal or provincial court or governmental agency or body or court having jurisdiction over the Company, LGTC or any of the Principal Canadian Subsidiaries or any of their properties or assets.

                  (x) The offering, issuance, sale and delivery of the Shares by the Company to qualified purchasers in British Columbia, Alberta, Manitoba, Ontario and Quebec (the "Private Placement Provinces") pursuant to the Company's Canadian offering memorandum (the "Offering Memorandum"), are exempt from the prospectus requirements of the securities laws of each of the Private Placement Provinces and no prospectus is required nor are other documents required to be filed, proceedings taken or approvals, permits, consents or authorizations of regulatory authorities obtained under the securities laws of any of the Private Placement Provinces to permit the offering, issue, sale and delivery of the Shares by the Company to qualified purchasers in the Private Placement Provinces, except for the requirements that the Company file the required trade reports, accompanied by the prescribed fees and deliver a copy of the Offering Memorandum, in each of the Private Placement Provinces, as applicable.

                  (xi) No prospectus is required nor are other documents required to be filed (other than the filing with the Ontario Securities Commission by the seller of a report on Form 45-501F2, prepared and executed in accordance with section 7.2 of Ontario Securities Commission Rule 45-501 - Exempt Distributions, accompanied by the prescribed fee, or the equivalent provisions of applicable securities laws in any of the other Private Placement Provinces), proceedings taken, or approvals, permits, consents or authorizations of regulatory authorities obtained under the securities laws of the Private Placement Provinces to permit a holder of Shares, to trade such securities in the Private Placement Provinces, either through registrants or dealers registered under applicable laws who comply with such applicable laws or in circumstances in which there is an exemption from the registration requirements of the applicable laws, provided that:

                           (a) at the time of such trade, the Company is, and has been, a reporting issuer in one or more of the Provinces of Alberta, British Columbia, Manitoba, Ontario or Quebec, within the meaning of the securities laws of that province, for at least four months;

                           (b) at the time of such trade, at least four months have elapsed from the date of this opinion letter;

                           (c) a certificate evidencing the Shares being traded was issued that carried a legend in the form prescribed by Multilateral Instrument 45-102 - Resale of Securities to the effect that, unless permitted under securities legislation, the holder shall not trade them before the date which is four months and one day from the date of this opinion letter;

                           (d) no unusual effort is made to prepare the market or to create a demand for the securities that are the subject of the trade;

                           (e) no extraordinary commission or consideration is paid to a person or company in respect of the trade;

                           (f) the trade is not a control distribution within the meaning of Multilateral Instrument 45-102 - Resale of Securities; and

                           (g) if the holder is an insider or officer of the Company, the holder has no reasonable grounds to believe that the Company is in default of securities legislation.

                  (xii) Except for consents, approvals, authorizations, registrations or qualifications as may be required under British Columbia Securities Laws and the Toronto Stock Exchange with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any Canadian federal or provincial court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

                  (xiii) The form of share certificate for the Shares has been duly approved by the Company and complies with the provisions of the charter and by-laws of the Company and the Company Act (British Columbia).

                  (xiv) The statements in the Prospectuses under the heading "Taxation" to the extent that they constitute summaries of matters of Canadian federal or provincial law or regulation or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects.

                  (xv) The statements contained in the Prospectuses under the caption "Risk Factors - We may lose investment funds, tax credits and other benefits if we fail to meet Canadian regulatory requirements"; "Risk Factors
                           - We may not be eligible to receive certain British Columbia refundable tax credits"; "Risk Factors - We may lose certain benefits by failing to meet certain regulatory standards"; "Risk Factors - We face other risks in obtaining production financing from private and other international sources"; "Risk Factors - An Investment by non-Canadians in our business is potentially reviewable by the Minister of Canadian Heritage"; "Risk Factors - A failure to meet Canadian programming restrictions may decrease the time slots or amount of license fees and incentive programs available to us"; "Business - Government Incentives and Regulation - Regulation by CRTC"; "Business - Government Incentives and Regulation - Government Financial Support"; "Business - Government Incentives and Regulation - Tax Credits"; "Business - Co-Production Treaties"; "Business - Government Incentives and Regulation - Investment Canada Act (Canada)"; "Description of Share Capital"; "Canadian Statutory Rights of Withdrawal and Rescission"; and in Part II of the Registration Statement - Information Not Required in Prospectus - Item 15 - "Indemnification of Directors and Officers"; insofar as such statements purport to summarize the laws of the Provinces of Ontario or British Columbia and the federal laws of Canada applicable therein, are fair descriptions of those laws.

                  (xvi) The Toronto Stock Exchange has conditionally approved the listing of the Shares in accordance with the requirements of such exchange on or before [INSERT DATE].

                  (xvii) The Registration Statements, as of the respective effective dates and the Prospectuses, as of their respective dates, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to the Closing Date (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the British Columbia

                           Securities Laws; and the documents incorporated by reference in the Prospectuses (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the BCSC complied as to form in all material respects with the requirements of applicable securities laws of Canada and the rules and regulations of the BCSC.

                  (xviii) To the best of such counsel's knowledge, except as set forth in the Prospectus under the caption "Description of Share Capital - Registration Rights Agreements", no person or entity has the right to require registration of any Common Shares or other securities of the Company because of the filing or effectiveness of the Registration Statements or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

                  (xix) The choice of the laws of the State of New York ("New York Law") as the governing law of this Agreement will be upheld as a valid choice of law by a court of competent jurisdiction of the Province of Ontario (an "Ontario Court") and by a court of competent jurisdiction of the Province of British Columbia (a "British Columbia Court", and together with an Ontario Court, the "Relevant Canadian Courts") provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the law of any other jurisdiction) and is not contrary to public policy as this term is understood under the laws of the Province of Ontario ("Ontario Law") or the laws of British Columbia ("British Columbia Law"), as the case may be. We have no reason to believe that the choice of New York Law in this Agreement is not bona fide or is contrary to public policy under Ontario Law or British Columbia Law.

                  (xx) In the event that this Agreement is sought to be enforced in either an Ontario court or a British Columbia court, those courts would, subject to subparagraph (xix) above, apply New York Law, upon proper proof of those laws, except to the extent that the provisions of this Agreement or New York Law are contrary to public policy as that term is understood under Ontario Law or BC Law, as the case may be, or those laws are foreign revenue, expropriatory or penal laws; provided, however, that:

                           (a) a Relevant Canadian Court would not apply New York Law in matters of procedure or applicable laws in force which are applicable by reason of their particular object; and

                           (b) a Relevant Canadian Court may not enforce an obligation enforceable under New York Law where performance of the obligation would be illegal by the laws of the place of performance.

                  (xxi) A final and conclusive civil judgment for a sum certain obtained in a court of competent jurisdiction of the State of New York ("a New York Court") against the parties hereto in connection with any action arising out of or relating to this Agreement would be recognized and could be sued upon in a Relevant Canadian Court and such court would grant a judgment which would be enforceable against the parties hereto in the Province of Ontario or the Province of British Columbia, as the case may be, provided that:

                           (a) the New York Court had jurisdiction over the judgment debtor in the action according to the applicable law in the Relevant Canadian Court;

                           (b) such judgment was not obtained by fraud on the New York Court or in any manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy as such term is understood under the applicable law in the Relevant Canadian Court;

                           (c) enforcement of such judgment would not be inconsistent with public policy as such term is understood under the applicable law in the Relevant Canadian Court and, in particular, would not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws;

                           (d) a dispute between the same parties based on the same subject matter has not given rise to a decision rendered by a Relevant Canadian Court or been decided by a foreign authority and that decision meets the necessary conditions for recognition under the applicable law in the Relevant Canadian Court;

                           (e) no new admissible evidence is discovered after the New York Court has rendered judgment which could not have been discovered by the exercise of due diligence prior to the New York Court rendering judgment and no new facts have arisen which once presented before a Relevant Canadian Court would give rise to a finding in the Relevant Canadian Court contrary to subpararaphs (a), (b) or (c) above;

                           (f) a judgment of a Relevant Canadian Court will be denominated in Canadian currency in accordance with, in the case of the Province of Ontario, the Courts of Justice Act (Ontario), and in the case of the Province of British Columbia, the Foreign Money Claims Act (British Columbia); and

                           (g) the action in the Relevant Canadian Court commenced within the time limits set out in the Limitations Act (Ontario) or the Limitation Act (British Columbia), as the case may be.

         Heenan Blaikie LLP shall also have furnished to the Representative a written opinion in form acceptable to the Representative with respect to the formation and operation of the Trust, the ownership by the Trust of all shares of LGTC for the Beneficiaries, and such other matters as may be requested by the Representative.

         Heenan Blaikie LLP shall also have furnished to the Representative a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statements and (y) based on such counsel's examination of the Registration Statements and such counsel's investigations made in connection with the preparation of the Registration Statements and conferences with certain officers and employees of and with auditors for and counsel to the Company, such counsel has no reason to believe that (I) the Registration Statements, as of the respective effective dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the

Prospectuses contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Prospectuses, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained or incorporated by reference in the Registration Statement or the Prospectuses.

         The foregoing opinions and statements may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses and takes no responsibility therefor except to the extent set forth in the opinion described in clauses (e)(xiv) and (e)(xv) above.

         (f) Kaye Scholer LLP shall have furnished to the Representative such counsel's written opinion, as counsel to the Selling Shareholder, addressed to the Underwriters and dated the Option Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

         (i) The Selling Shareholder has full right, power and authority to enter into this Agreement and the Custody Agreement; the execution, delivery and performance of this Agreement and the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; and, to the knowledge of such counsel, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby.

         (ii) This Agreement has been duly executed and delivered by or on behalf of the Selling Shareholder.

         (iii) The Custody Agreement has been duly executed and delivered by the Selling Shareholder and constitutes the valid and binding agreement of the Selling Shareholder.

         (iv) Upon payment for, and delivery of, the Shares to be sold by the Selling Shareholder under this Agreement in accordance with the terms hereof, and assuming the Underwriters are acquiring such Shares in good faith without notice of any adverse claim, the Underwriters will acquire such Shares, free and clear of all adverse claims.

In rendering the opinions covered by this Section 6(f), as to any factual matters, such counsel may rely upon one or more certificates of the Selling Shareholder, on any representations of the Selling Shareholder set forth in this Agreement and on certificates of government officials.

         (g) The Representative shall have received from Paul, Hastings, Janofsky & Walker LLP and Osler, Hoskin & Harcourt LLP, counsel for the Underwriters, such opinions, dated the Closing Date, with respect to such matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

         (h) At the time of the execution of this Agreement, the Representative shall have received from each of Ernst & Young LLP and PricewaterhouseCoopers LLP a letter, addressed to the Underwriters and dated such date, in form and substance satisfactory to the Representative (i) confirming that they are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the Rules and Regulations and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained or incorporated by reference in the Prospectuses.

         (i) On the Closing Date, the Representative shall have received a letter (the "bring-down letter") from each of Ernst & Young LLP and PricewaterhouseCoopers LLP addressed to the Underwriters and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectuses as of a date not more than three business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Representative concurrently with the execution of this Agreement pursuant to Section 6(h).

         (j) The Company shall have furnished to the Representative a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statements and the Prospectuses and, in their opinion, the Registration Statements as of their respective effective dates and the Prospectuses, as of each such effective date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) since the effective date of the Initial Registration Statement no event has occurred which should have been set forth in a supplement or amendment to the Registration Statements or the Prospectuses, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the Prospectuses, there has been no material adverse change in the financial position or results of operation of the Company and its subsidiaries, or any change, or, to the knowledge of the Company, any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations or business of the Company and its subsidiaries taken as a whole, except as set forth in the Prospectuses.

         (k) The Selling Shareholder shall have furnished to the Representative on the Option Closing Date a certificate, dated such date, signed by, or on behalf of, the Selling Shareholder stating that the representations, warranties and agreements of the Selling Shareholder contained herein are true and correct as of the Option Closing Date and that the Selling Shareholder has complied with all agreements contained herein to be performed by the Selling Shareholder at or prior to the Option Closing Date. Notwithstanding the provisions of Section 19, the Representative shall not waive this provision.

         (l) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectuses any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectuses, (ii) since such date there shall not have been any change in the equity or long-term debt of the Company or any of its subsidiaries or any change, or, to the knowledge of the Company, any development involving a prospective change, in or affecting the business, general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectuses, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectuses.

         (m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body or any stock exchange in Canada or the United States which would, as of the Closing Date, prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

         (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred or be existing any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or the Toronto Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by United States Federal or state authorities, or Canadian federal or provincial authorities, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or Canada; (iii) (A) a declaration of a national emergency or war by the United States, or an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict, or act of terrorism involving the United States, or any other national or international crisis, calamity or emergency or
         (C) any material change in the political conditions, financial markets or economic conditions in the United States which, in the case of (A),
         (B) or (C) above, in the sole judgment of the Representative, makes it impracticable or inadvisable to proceed with the sale or the delivery of the Shares on the terms and in the manner contemplated in the Prospectuses; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the sole judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectuses.

         (o) The American Stock Exchange, Inc. and the Toronto Stock Exchange shall have each approved the Shares for listing, subject only to official notice of issuance.

         (p) SG Cowen shall have received the written agreements, substantially in the form of Exhibit I hereto, of the officers, directors and shareholders of the Company listed in Schedule C to this Agreement.

         (q) SG Cowen shall have received an officer's certificate of the General Counsel of the Company, certifying as to the following:

         (i) To the best of such officer's knowledge, neither the Company nor any of its subsidiaries (A) is in violation of its charter or by-laws, (B) is in default, and no event has occurred, which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (C) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in the case of clauses (B) and (C), for those defaults, violations or failures which, either individually or in the aggregate, would not have a Material Adverse Effect.

         (ii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (iii) For purposes of such certificate, "subsidiary" shall not include any of CinemaNow, Inc., Christal Films Distribution Inc. or CineGroupe Inc.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7. INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company and the Principal U.S. Subsidiaries and the Principal Canadian Subsidiaries (collectively, the "Principal Subsidiaries"), and the Selling Shareholder, jointly and severally, shall indemnify and hold harmless each Underwriter, its officers, employees, representatives and agents and each person, if any, who controls any Underwriter within the meaning of the Securities Act (collectively, the "Underwriter Indemnified Parties" and each, an

         "Underwriter Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any of the Preliminary Prospectuses, any of the Registration Statements or the Prospectuses or in any amendments or supplements thereto or (ii) the omission or alleged omission to state in any of the Preliminary Prospectuses, any of the Registration Statements or the Prospectuses or in any amendments or supplements thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Principal Subsidiaries and the Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of the Preliminary Prospectuses, any of the Registration Statements or the Prospectuses or any such amendments or supplements in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriters' Information. This indemnity agreement is not exclusive and will be in addition to any liability which the Company and Principal Subsidiaries and the Selling Shareholder might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party; provided, however, that the liability of the Selling Shareholder under this Section 7(a) and
         Section 7(b) shall not exceed the product of the purchase price for each Optional Share set forth in Section 3 hereof multiplied by the number of Optional Shares sold by the Selling Shareholder hereunder; and provided further, that the Selling Shareholder shall have liability under this Section 7(a) only to the extent that the Selling Shareholder had knowledge at the time it was made that the statement was untrue, or omitted to state a material fact described in (i) or (ii), respectively.

         (b) The Selling Shareholder shall indemnify and hold harmless each Underwriter Indemnified Party, against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, either of the Registration Statements or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Shareholder specifically for inclusion therein, and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability which the Selling Shareholder might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party; provided, however, that the liability of the Selling Shareholder under Section 7(a) and this Section 7(b) shall not exceed the product of the purchase price for each Optional Share set forth in Section 3 hereof multiplied by the number of Optional Shares sold by the Selling Shareholder hereunder.

         (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the "Company Indemnified Parties" and each a "Company Indemnified Party") and the Selling Shareholder, against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties and the Selling Shareholder may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any of the Preliminary Prospectuses, any of the Registration Statements or the Prospectuses or in any amendments or supplements thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of that Underwriter specifically for use therein, and shall reimburse the Company Indemnified Parties and the Selling Shareholder for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Underwriters consists solely of the Underwriters' Information. This indemnity agreement is not exclusive and will be in addition to any liability which the Underwriters might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties and the Selling Shareholder.

         (d) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by SG Cowen, if the indemnified parties under this Section 7 consist of any Underwriter Indemnified Party, by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties, or by the Selling Shareholder if the sole indemnified party under this Section 7 is the Selling Shareholder. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under
         Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Principal Subsidiaries and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Shares, or (ii) if the allocation provided by clause
         (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Principal Subsidiaries and the Selling Shareholder on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Principal Subsidiaries on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Principal Subsidiaries and the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectuses. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Principal Subsidiaries and the Selling Shareholder on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company through the Representative by or on behalf of the Underwriters for use in any of the Preliminary Prospectuses, any of the Registration Statements or any of the Prospectuses consists solely of the Underwriters' Information. The Company and the Principal Subsidiaries and the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The Underwriters' obligations to contribute as provided in this Section 7(e) are several in proportion to their respective underwriting obligations and not joint.

8. TERMINATION. The obligations of the Underwriters hereunder may be terminated by SG Cowen, in its absolute discretion by notice given to and received by the Company prior to delivery (including electronic delivery) of and payment for the Firm Shares if, prior to that time, any of the events described in Sections 6(l), 6(m) or 6(n) have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

9. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If (a) this Agreement shall have been terminated pursuant to Section 8, (b) the Company shall fail to tender the Shares for delivery (including electronic delivery) to the Underwriters for any reason permitted under this Agreement, or (c) the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Shares, and within thirty (30) days of demand the Company shall pay the full amount thereof to the SG Cowen.

10. SUBSTITUTION OF UNDERWRITERS. If any Underwriter or Underwriters shall default in its or their obligations to purchase Shares hereunder and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Representative and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

         If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the Shares of a defaulting Underwriter or Underwriters as provided in this Section 10, (i) the Company and the Selling Shareholder shall have the right to postpone the Closing Dates for a period of not more than five (5) full business days in order that the Company and the Selling Shareholder may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectuses, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectuses which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company, the Selling Shareholder or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of any non-defaulting Underwriter, the Selling Shareholder or the Company, except expenses to be paid or reimbursed pursuant to Sections 5 and 9 and except the provisions of Section 7 shall not terminate and shall remain in effect.

11. SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and the Selling Shareholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Selling Shareholder contained in this Agreement shall also be for the benefit of the Underwriter Indemnified Parties, and the indemnities of the several Underwriters shall also be for the benefit of the Company Indemnified Parties and the Selling Shareholder. It is understood that the Underwriters' responsibility to the Company is solely contractual in nature and the Underwriters do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

12. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, the Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Shareholder, the Company or any person controlling any of them and shall survive delivery (including electronic delivery) of and payment for the Shares.

13. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to SG Cowen Securities Corporation,
         Attention: General Counsel, 1221 Avenue of the Americas, New York, New York 10020 (Fax: 212-278-7995);

         (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Lions Gate Entertainment Corp., Attention:
         Wayne Levin, 4553 Glencoe Ave., Suite 200, Marina del Rey, California 90292 (Fax: 310-452-8934);

         (c) if to any Selling Shareholder, shall be delivered or sent by mail, telex or facsimile transmission to such Selling Shareholder at the address set forth on Schedule B hereto;

         provided, however, that any notice to an Underwriter pursuant to
         Section 7 shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

14. DEFINITION OF CERTAIN TERMS. For purposes of this Agreement: (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading; (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations; provided, however, that solely for purposes of this Agreement the term "subsidiary" shall include LGTC; and (c) "Significant Subsidiary" has the meaning set forth in Section 1-02(w) of Regulation S-X of the Commission.

15. GOVERNING LAW AND SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. EACH OF THE PARTIES HERETO WAIVES THE RIGHT TO TRIAL BY JURY.

16. UNDERWRITERS' INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the term "Underwriters' Information" consists solely of the following information in the Prospectuses: (i) the last paragraph on the front cover page concerning the terms of the offering by the Underwriters; and (ii) the statements concerning the Underwriters contained in the table below the first paragraph and contained in the third paragraph under the heading "Underwriting."

17. AUTHORITY OF THE REPRESENTATIVE. In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representative, will be binding on all the Underwriters; and any action taken under this Agreement by any of the Attorneys in fact will be binding on all the Selling Shareholder.

18. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

19. GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Selling Shareholder, and the Representative.

20. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



                            [Signature page follows]

         If the foregoing is in accordance with your understanding of the agreement between the Company, the Selling Shareholder and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

                                               Very truly yours,

                                               LIONS GATE ENTERTAINMENT CORP.


                                               By:
                                                  -----------------------
                                                   Name:
                                                   Title:






                                               SELLING SHAREHOLDER


                                               --------------------------
                                               Mark Amin

Accepted as of
the date first above written:

SG COWEN SECURITIES CORPORATION
Acting on its own behalf
     and as Representative of several
     Underwriters referred to in the
     foregoing Agreement.

By:  SG COWEN SECURITIES CORPORATION


By:
   ----------------------------------
    Name:  William B. Buchanan, Jr.
    Title:  Head of Equity Capital Markets

                                   SCHEDULE A

                                                                                Number                Number of
                                                                                of Firm               Optional
                                                                                Shares                 Shares
                                                                                 to be                  to be
Name                                                                           Purchased              Purchased
----                                                                          ----------             ----------
SG Cowen Securities Corporation
                                                                              ----------             ----------
Natexis Bleichroeder Inc.
                                                                              ----------             ----------

Putnam Lovell NBF Securities Inc.
                                                                              ----------             ----------
Total
                                                                              ==========             ==========

                                   SCHEDULE B

Selling Shareholder                                                            Number of              Number of
-------------------                                                              Firm                  Optional
                                                                               Shares to               Shares to
                                                                                be Sold                be Sold
                                                                                -------                -------
Mark Amin
c/o Lions Gate Entertainment Corp.                                                 0                  1,000,000
Suite 3123
Three Bentall Centre
595 Burrard Street
Vancouver, British Columbia V7X 1JL

Total                                                                              0                  1,000,000

                                   SCHEDULE C

David Doerksen

Gary Newton

Harry Sloan

Marni Wieshofer

Thomas Augsberger

Wayne Levin

Michael Burns

Douglas Holtby

Scott Patterson

Harald Ludwig

Joe Houssian

Patrick Lavelle

Morley Koffman

Arthur Evrensel

Drew Craig

James Keegan

Jon Feltheimer

Jeff Sagansky

Frank Giustra

Mitchell Wolfe

ENT Holding Corporation

Gordon Keep

SBS Broadcasting S.A.

Telemuchen Fernseh GmbH & Co.

                                    EXHIBIT I

                           [Form of Lock-Up Agreement]

                                                                          [Date]

SG Cowen Securities Corporation
   As representative of the
   several Underwriters
c/o SG Cowen Securities Corporation
1221 Avenue of the Americas
New York, New York  10020

Re:  Lions Gate Entertainment Corp. 15,000,000 Common Shares

Dear Sirs:

         In order to induce SG Cowen Securities Corporation ("SG Cowen") to enter in to a certain underwriting agreement with Lions Gate Entertainment Corp., a British Columbia corporation (the "Company"), with respect to the public offering of common shares, no par value ("Common Shares") of the Company, the undersigned hereby agrees that for a period commencing with the printing and distribution of the red herring and ending 180 days following the date of the final prospectus filed by the Company with the Securities and Exchange Commission in connection with such public offering (the "Offering"), the undersigned will not, without the prior written consent of SG Cowen, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any Common Shares (including, without limitation, Common Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares, the "Beneficially Owned Shares")) or securities convertible into or exercisable or exchangeable in Common Shares (such securities, together with the Common Shares and Beneficially Owned Shares, the "Relevant Securities"), (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Relevant Securities or
(iii) engage in any short selling of the Common Shares (all collectively, the "Lock-Up").

         Notwithstanding the foregoing, the undersigned may transfer Relevant Securities (i) by bona fide gift, will or intestate succession and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided as to each of (i) and (ii) above, each resulting transferee of Relevant Securities executes and delivers to you an agreement certifying that such transferee is bound by the terms of this letter agreement, and provided further that any such transfer not involve a disposition for value. For the purposes of this letter agreement, "immediate family" means any relationship by blood, marriage or adoptions, not more remote than first cousin.

         In addition, the undersigned hereby waives, from the date hereof until the expiration of the 180 day period following the date of the Company's final prospectus filed by the Company with the Securities and Exchange Commission in connection with the Offering, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any Common Shares that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop transfer orders with the transfer agent of the Common Shares with respect to any Common Shares or Beneficially Owned Shares.

         Delivery of a signed copy of this letter agreement by facsimile transmission shall be effective as delivery of the original hereof.

                                                 By:
                                                    ----------------------------
                                                     Name:
                                                     Title: